EXHIBIT 99.1
MONTHLY OPERATING REPORT
CHAPTER 11

Case Name:	Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
	03-2985 WEE	03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	December 1, 2003	to	December 31, 2003

Mark One Box For Each Required Report/Document

This Report is Due 15 Days After the End of the Month.
The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing. File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	February 17, 2004		Debtor(s):	Mississippi Chemical Corporation

			By:	/s/ Mickey W. Crane
Net (loss) income from continuing operations				Mickey W. Crane
			Position:	Director of Accounting
			Phone:	662.746.4131

FORM 2-A

MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	05/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,404	34,785	42,548	35,868	43,866	44,324	48,532
Inventories:
Finished products	39,612	44,783	29,121	32,294	20,802	20,388	24,000	16,634	11,226
Raw materials	5,958	6,660	6,415	5,582	6,761	6,502	5,508	5,678	5,920
Replacement Parts	31,991	31,195	30,750	30,957	30,773	30,568	31,190	26,776	26,647
Prepaid expenses and other current assets	7,801	9,199	5,039	11,573	10,894	11,791	11,997	8,866	17,379
Deferred income taxes	5,388	6,474	3,112	3,177	3,182	3,151	3,529	2,142	10,402
Current assets from discontinued operations								18,747	29,762
Total current assets	132,784	142,339	136,942	140,483	130,573	119,037	122,913	131,143	153,853

Investments in affiliates	110,706	111,126	111,441	112,872	114,408	111,995	111,352	111,502	118,082
Assets held for sale						35,299	35,378	(0)	1,958
Other assets	26,688	27,738	10,345	9,599	8,852	8,258	7,562	6,903	6,208
Property, plant and equipment, net of accumulated depreciation	297,836	295,644	289,362	288,215	285,623	215,265	214,027	212,703	209,561
Long-term assets from discontinued operations								44,886	-
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137	$ 489,662
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Debt due within one year		$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700
Accounts payable	$ (0)	12,276	15,736	25,579	20,670	17,994	17,660	20,178	19,976
Accrued liabilities	614	1,780	4,633	4,826	6,868	6,900	6,604	12,995	9,790
Deferred income taxes	0	0	0	(0)	(0)	0	(0)	0	(0)
Current liabilities from discontinued operations								6,123	3,800
Total current liabilities	614	14,056	20,369	30,405	27,539	24,894	26,765	39,297	130,266

Liabilities subject to compromise:
Secured	159,033	159,729	158,423	158,423	158,423	158,424	158,424	158,424	68,424
Priority	11,063	9,566	10,092	10,092	10,092	10,092	10,092	1,194	1,194
Unsecured	300,030	301,021	239,040	238,120	237,491	237,050	237,042	234,295	233,309
	470,126	470,316	407,555	406,636	406,007	405,567	405,559	393,913	302,927

Long-term debt								(0)	(0)
Net (loss) income from continuing operations	15,197	14,289	36,872	37,434	36,811	36,158	36,091	34,823	35,084
Deferred income taxes			26,518	24,151	21,342	6,074	6,059	18,820	29,365
Long-term liabilities from discontinued operations								2,440	-

Shareholders' equity:
Common stock	280	280	280	280	280	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063
Accumulated deficit	(196,012)	(200,050)	(209,046)	(213,175)	(217,953)	(248,461)	(248,439)	(247,519)	(273,576)
Accumulated other comprehensive income (loss)	221	367	(12,046)	(12,151)	(12,159)	(12,245)	(12,671)	(12,505)	(12,273)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	56,776	52,543	47,757	17,163	16,759	17,845	(7,981)
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137	$ 489,662	#REF!	#REF!	#REF!

FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE

(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04
Revenues:
Net sales	$ 379,708	$ 18,651	$ 45,987	$ 28,258	$ 37,016	$ 33,759	$ 41,209	$ 22,719	$ 47,178
Other revenue	1,331	184	508	434	355	366	381	350	387
	381,039	18,834	46,494	28,692	37,371	34,126	41,590	23,069	47,565

Operating expenses:
Cost of products sold	368,401	20,813	43,102	27,856	36,771	36,333	35,286	18,062	34,954
Selling, general and administrative	28,082	1,828	1,815	2,619	2,058	2,189	2,090	(190)	1,971
Impairment of long-lived assets	70,889	-	4,229	-	-	-	-	-	-
Idle plant cost	14,107	358	2,629	3,228	3,400	4,216	1,085	(3,554)	96
	481,480	23,000	51,774	33,702	42,228	42,739	38,462	14,318	37,021

Operating income	(100,441)	(4,166)	(5,279)	(5,010)	(4,858)	(8,613)	3,128	8,751	10,544

Other expense (income):
Interest, net	26,475	1,741	918	1,897	1,737	1,711	1,840	1,597	1,559
Other	(5,023)	191	(232)	(245)	(271)	(138)	(133)	(204)	(113)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(5,965)	(6,662)	(6,324)	(10,186)	1,422	7,357	9,098

Reorganization items:
Legal & professional fees	2,794	-	821	(307)	1,056	1,199	764	1,525	1,489
Financing fees	-	-	-	-	-	-	-	-	-
Severance and employee retention							768	72	228
Bankruptcy trustee fees	-	-	-	57	12	79	(3)	(20)	62
Settlements with customers and vendors								-	-
Impairment of long-lived assets						34,197		(34,197)	(175)
Rejected executory contracts								-	-
Other	-	-	-	-	-	-	-	19	3,793
	2,794	-	821	(250)	1,068	35,475	1,530	(32,601)	5,417

(Loss) income from continuing operations and before income taxes	(124,687)	(6,097)	(6,786)	(6,412)	(7,392)	(45,660)	(108)	39,959	3,681

Income tax (benefit) expense	(31,908)	(2,059)	2,210	(2,283)	(2,614)	(15,152)	(131)	16,830	18,835

Net (loss) income from continuing operations	(92,779)	(4,038)	(8,996)	(4,129)	(4,778)	(30,508)	23	23,130	(15,155)

Discontinued operations:
(Loss) income from operations of discontinued potash division								(22,880)	825
(Loss) on disposal of discontinued potash division									(11,728)
	-	-	-	-	-	-	-	(22,880)	(10,903)
Net (loss) income	$ (92,779)	$ (4,038)	$ (8,996)	$ (4,129)	$ (4,778)	$ (30,508)	$ 23	$ 250	$ (26,057)

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04
Beginning Cash Balance	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 3,986	$ 3,986

Operating Receipts
Deposits	17,576	37,356	51,814	31,734	48,938	39,347	51,478	56,933
Intercompany Transfers	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378
Total Cash Receipts	45,928	78,834	97,175	73,028	144,233	123,434	112,908	142,310	-	-	-

Operating Disbursements:
Raw Material Purchases	3,719	7,975	12,210	13,942	22,329	14,616	13,202	13,468
Natural Gas	9,322	9,867	8,904	5,764	11,100	14,374	14,120	22,886
Payroll & Benefits	2,409	4,888	3,829	3,915	3,745	5,790	4,660	4,880
Utilities			1,211	1,583	2,520	2,000	1,016	1,918
Interest		2,412	1,044	-	2,227	1,042	-	2,271
Delivery & Storage		2,988	2,960	3,098	2,139	3,351	3,382	3,733
Operating &Maintenance Materials			1,811	1,121	1,992	1,622	1,750	2,801
Taxes, Licenses, Duties, etc.	809	3,094	1,423	2,065	1,965	2,237	1,660	3,073
Reorganization	698	-	373	583	1,252	1,682	472	8,703
Capital Expenditures		527	970	727	1,094	686	351	1,084
Chemicals			835	801	859	563	1,793	883
Insurance			197	3,580	629	1,055	662	662
Trustee Fees			57	12	1	76	-	-
Intercompany Payments	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378
Other	837	2,553	998	802	1,446	1,293	1,076	1,270
Total Operating Disbursements	46,146	75,782	82,182	79,287	148,593	134,475	105,572	153,010	-	-	-

Net Cash Flows	(218)	3,052	14,993	(6,260)	(4,360)	(11,041)	7,335	(10,699)	-	-	-

Negative Cash Balance Reclassified to Payables	532	608	1,021	(241)	(485)	595	317	10

Net DIP Advances (Payments)		-	-	-	-	2,500	(2,500)	6,700

Ending Cash Balances	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 3,986	$ 3,986	$ 3,986

Loan Balances
Dip Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ -	$ -	$ -
DIP Advance to Repay Pre-Petition Debt	-	-	-	-	-	-	-	90,000
Net DIP Advances (Payments)	-	-	-	-	-	2,500	(2,500)	6,700	-	-	-
DIP Balance, Ending	-	-	-	-	-	2,500	-	96,700	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ -	$ -	$ -

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 81,000	$ 82,250	$ 87,500	$ 87,500	$ 87,500
Estimated	56,500	12,250	60,250	16,000	1,750	79,500	1,250	5,250
Payment			(56,500)	(12,250)	(500)	(76,000)	-	-
Ending Balance	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 81,000	$ 82,250	$ 87,500	$ 87,500	$ 87,500	$ 87,500

FORM 2-D

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: December 1, 2003 to December 31, 2003

	Case Numbers==>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen,LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 7,976	$ 7,949	$ (0)	$ 1	$ 0	$ (0)	$ 6	$ 11	$ 0	$ 8	$ 0

Operating Receipts
Deposits	56,933	1,453	0		36,796		6,117	10,108			2,459
Intercompany Deposits	85,378	40,928	4,877	12,127		177	9,328	4,575	10	13,327	28
Total Cash Receipts	147,318	47,389	4,877	12,127	36,796	177	15,445	14,683	10	13,327	2,487

Operating Disbursements:
Raw Material Purchases	13,468	1,920	4,378				7,163				7
Natural Gas	22,886	389		10,974			153	637		10,442	291
Payroll & Benefits	4,880	4,171		7			100	536	1	64
Utilities	1,918	86		106		1	658	503	3	420	140
Interest	2,271	2,271
Delivery & Storage	3,733		477	159	1,645	161	170	1,002		3	116
Operating & Maintenance Materials	2,801	8		258		3	878	1,296	0	81	276
Taxes, Licenses, Duties, etc.	3,073	1,334	3	58	59		29	545		761	286
Reorganization	8,703	8,703
Capital Expenditures	1,084	15		2			168	11		888
Chemicals	883			365	2		220	149		131	17
Insurance	662	662
Trustee Fees	-
Intercompany Payments	85,378	33,236			34,965		6,100	9,885			1,191
Other	1,270	517		151	82	23	96	144	5	192	58
Total Operating Disbursements	153,010	53,313	4,858	12,080	36,753	188	15,734	14,708	10	12,983	2,382

Net Cash Flows	(10,699)	(10,932)	19	47	43	(12)	(289)	(26)	0	344	105

Negative Cash Balance Reclassified to Payables	10	243	(19)	(47)	(43)	12	289	26	(0)	(344)	(105)

Net DIP Advances (Payments)	6,700	6,700

Ending Cash Balances	$ 3,986	$ 3,959	$ -	$ 1	$ 0	$ 0	$ 6	$ 11	$ 0	$ 8	$ 0

Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
DIP Advance to Repay Pre- Petition Debt	90,000	90,000
Net DIP Advances (Payments)	6,700	6,700	-		-	-	-	-	-	-	-
DIP Balance, Ending	96,700	96,700	-	-	-	-	-	-	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	$ 96,700	$ 96,700	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements- Quarter 4, 2003	$ 391,365	$ 122,855	$ 15,883	$ 28,996	$ 115,230	$ 445	$ 39,481	$ 36,195	$ 24	$ 25,977	$ 6,280

Trustee Fees (Dollars):
Beginning Balance	$ 82,250	$ 10,000	$ 10,000	$ 12,000	$ 10,000	$ 750	$ 10,000	$ 10,000	$ 250	$ 10,000	$ 9,250
Estimated	5,250	-	-	-	-	3,000	-	-	250	-	2,000
Payment	-	-	-	-	-	-	-	-	-	-	-
Ending Balance	$ 87,500	$ 10,000	$ 10,000	$ 12,000	$ 10,000	$ 3,750	$ 10,000	$ 10,000	$ 500	$ 10,000	$ 11,250

FORM 2-E.1

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: December 1, 2003 to December 31, 2003
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (0)	$ (0)
FICA	0	0
FUTA	1	1
SIT	(4)	(4)
SUTA	(1)	(1)
Other	1,061	1,061
A/P Trade	965	965
A/P Received not paid	7,982	7,982
A/P Consignment parts	0	0
A/P Freight	1,058	1,058
A/P Contract retention	198	198
A/P Competitive discounts	(35)	(35)
A/P Medical claims - IBNR	476	476
A/P Other	9,419	9,419
Employee benefits & withholdings	4,182	4,182
Accrued taxes - Federal & State	0	0
Accrued interest	1,661	1,661
Closure cost - Current	2,800	2,800
	$ 29,766	$ 29,766	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 47,257	37,580	8,710	551	416
A/R Miscellaneous Billings	501	325	67	16	93
A/R Other	737	737
A/R Affiliates	36	36
Notes Receivable-Employees	0	0
	$ 48,532	$ 38,678	$ 8,777	$ 567	$ 509

FORM 2-E.2

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: December 1, 2003 to December 31, 2003
Case Number: 03-2984WEE
Type	Carrier/Agent	Coverage ($)	Date of Expiration
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04
	Arthur J. Gallagher & Co.	$ 1,000,000

Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04
	Arthur J. Gallagher & Co.	$ 1,000,000

General Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04
Arthur J. Gallagher & Co.

Automobile Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04
Arthur J. Gallagher & Co.

Pollution Legal Liability	American International SLIC	$ 2,000,000	07/01/04
Arthur J. Gallagher & Co.

Maritime Liability	American Home Assurance Company	$ 2,000,000	07/01/04
Arthur J. Gallagher & Co.

Foreign Casualty Package	ACE	$ 1,000,000	07/01/04
Arthur J. Gallagher & Co.

Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/04
Marsh, Chicago

Excess Directors & Officers Liability	XL	$ 7,500,000	07/15/04
Marsh, Chicago

Fiduciary Liability	Federal Insurance Company	$ 5,000,000	07/15/04
Marsh, Chicago

Excess Liability (1st Layer)	National Union Fire insurance Company	$ 25,000,000	07/01/04
Arthur J. Gallagher & Co.

Net (loss) income from continuing operations	ACE	$ 25,000,000	07/01/04
Arthur J. Gallagher & Co.

Excess Liability (3rd Layer)	AWAC	$ 50,000,000	07/01/04
Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)

Excess Liability (4th Layer)	Starr Excess	$ 50,000,000	07/01/04
Arthur J. Gallagher & Co.

Property/Time Element Insurance	Lloyd's of London and others	$300,000,000	07/01/04
Arthur J. Gallagher & Co., JLT Risk Solutions (London & Bermuda) and Creative Risk Solutions

Transit Insurance	St. Paul Fire & Marine Insurance Company	$ 9,000,000	Until Cancelled
Marsh, Chicago

Crime Insurance	Federal Insurance Company	$ 5,000,000	07/15/04
Marsh, Chicago

Special Crime Insurance	Federal Insurance Company	$ 10,000,000	07/15/04
Marsh, Chicago

Political Risk	Lloyd's of London and others	$292,506,612	07/01/05
Arthur J. Gallagher & Co.

FORM 2-E.3

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: December 1, 2003 to December 31, 2003
Case Number: 03-2984WEE
DISCUSSION
A

On December 19, 2003, the Court entered a Final Order approving our entering into the Supplemental Post-Petition Credit Agreement, dated as of December 15, 2003, with certain funds or affiliates managed or advised by Delaware Street Capital, L.P. and DDJ Capital Management LLC (together with their participants and assigns, the "Investors"), pursuant to which the Investors made a $96.7 million term loan to us on December 30, 2003 (the "Supplemental DIP Loan"). The proceeds of the Supplemental DIP Loan were used to reduce the principal amount of the Pre-Petition Harris Facility by $90.0 million and to pay certain transaction-related fees and expenses of $6.7 million. The Supplemental DIP Loan matures on the earlier of (a) October 31, 2004, (b) the effective date of a plan of reorganization in our Case, (c) the conversion of our Case to a Chapter 7 case, or (d) the dismissal or appointment of a trustee in any of our Chapter 11 cases.

In addition, the Investors agreed to tender for the approximately $68.4 million remaining secured debt under the Pre-Petition Harris Facility and the obligations under the DIP Credit Facility, at par plus accrued interest (excluding default interest). The tender was conditioned upon acceptance by at least 51 percent in number of the lenders representing not less than 66-2/3 percent of the outstanding principal amount under these facilities. More than 51 percent in number of the Pre-Petition Lenders and the Original DIP Lenders tendered, respectively, 93 percent and 85 percent of the Pre-Petition Harris Facility and the DIP Credit Facility. The tender closed on January 23, 2004. As a result, the Investors hold substantially all of our secured debt.

As a result of the Supplemental DIP Loan, we withdrew our motion to sell under the Koch Stalking Horse Agreement, and the Court entered a Final Order terminating such sale process. Accordingly, we paid the Koch Break-Up Fee of approximately $3.8 million from the proceeds of the Supplemental DIP Loan.

B

On November 26, 2003, our subsidiaries, Mississippi Potash, Inc. and Eddy Potash, Inc., entered into a stalking horse agreement to sell substantially all of their assets to subsidiaries of Intrepid Mining LLC (the "Intrepid Stalking Horse Agreement"). The estimated purchase price is expected to be approximately $20 to $25 million. The Court entered a Bid Protection Order on December 23, 2003, approving the Intrepid Stalking Horse Agreement and the related auction and bid procedures. However, no competing bids were received by the January 26, 2004, competing bid deadline. On February 12, 2004, the Court entered a final sale order approving the sale of the Potash Assets. The actual purchase price and proceeds from this transaction will be adjusted for working capital levels on the closing date.

As a result of this agreement, and meeting the requirements for classification as discontinued operations in accordance with SFAS No. 144, at December 31, 2003, our potash operation has been reflected as discontinued operations. Potash operations in previous periods presented have also been reclassified in accordance with SFAS No. 144. We have recorded an estimated after-tax loss on the sale of our potash assets of $11.7 million and an estimated after-tax loss from discontinued operations of $22.1 million, which includes the pretax impairment charge of $34.0 million referred to above. Corporate allocations have been excluded from discontinued operations.

C

In December we recorded our share, approximately $6.4 million, of Point Lisas Nitrogen's earnings for the six-month period ended December 31, 2003. The recognition of our share of equity earnings' had been suspended due to a pending sale of this investment. In accordance with the offtake agreement, we were allowed to purchase product from Point Lisas Nitrogen at prices below the prevailing market prices during the quarter to recover amounts paid in excess of prevailing market prices in previous periods. This benefit amounted to approximately $6.4 million, and is reflected in our consolidated statement of operations as a reduction in cost of products sold for the quarter ended December 31, 2003.

FORM 2-E.4